EXHIBIT 10.1

AMENDMENT NO. 7 TO LOAN DOCUMENTS

This Amendment No. 7 to Loan Documents (this "Amendment") dated as of November 18, 2014, is between BANK OF AMERICA, N.A. (the "Lender") and HIBBETT SPORTS, INC. (the "Borrower").

RECITALS

A.            The Borrower has executed various documents concerning credit extended by the Lender, including, without limitation, the following documents (the "Loan Documents"):

1.
A certain letter agreement dated January 29, 2008 between the Borrower and the Lender, as amended by Amendment No. 1 to Loan Documents dated as of November 20, 2008, Amendment No. 2 to Loan Documents dated as of November 20, 2009, Amendment No. 3 to Loan Documents dated as of November 19, 2010, Amendment No. 4 to Loan Documents dated as of November 18, 2011, Amendment No. 5 to Loan Documents dated as of November 16, 2012 and Amendment No. 6 to Loan Documents dated as of November 15, 2013 (collectively, the "Letter Agreement").

2.
A certain Demand Note dated February 4, 2008 in the original principal amount of $50,000,000.00 executed by the Borrower in favor of the Lender, as amended by Amendment No. 1 to Loan Documents dated as of November 20, 2008, Amendment No. 2 to Loan Documents dated as of November 20, 2009, Amendment No. 3 to Loan Documents dated as of November 19, 2010, Amendment No. 4 to Loan Documents dated as of November 18, 2011,  Amendment No. 5 to Loan Documents dated as of November 16, 2012 and Amendment No. 6 to Loan Documents dated as of November 15, 2013 (collectively, the "Note").

B.            The Lender and the Borrower desire to amend the Loan Documents as set forth herein.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.            Definitions.  Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Documents.

2.            Amendments to Letter Agreement.  The Letter Agreement is hereby amended as follows:

(a)	By deleting "November 18, 2014" as the Expiration Date and substituting in lieu thereof "November 18, 2015".

(b)	By deleting the section entitled "Documentation" and substituting in lieu thereof the following:

"Documentation:	The Loans shall be evidenced by that certain Demand Note dated February 4, 2008 executed by Borrower in favor of Lender, as amended by Amendment No. 1 to Loan Documents dated as of November 20, 2008, Amendment No. 2 to Loan documents dated as of November 20,2009, Amendment No. 3 to Loan Documents dated as of November 19, 2010, Amendment No. 4 to Loan Documents dated as of November 18, 2011, Amendment No. 5 to Loan Documents dated as of November 16, 2012, Amendment No. 6 to Loan Documents dated as of November 15, 2013 and Amendment No. 7 to Loan Documents dated as of November 18, 2014 (as it may be further amended or modified from time to time, the "Note"). The Borrower shall execute and deliver to the Lender such other documents as the Lender may reasonably request from time to time."

3.            Amendments to Note.  The Note is hereby amended as follows:

(a)	By deleting "November 18, 2014" from the 3rd paragraph and substituting in lieu thereof "November 18, 2015".

(b)	By deleting "November 19, 2010" from the 6th paragraph and substituting in lieu thereof "November 18, 2015".

(c)	By deleting the 9th paragraph and substituting in lieu thereof the following:

"Borrower represents and warrants to Lender that:  (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) the execution, issuance and delivery of the Note and each other document or instrument executed and delivered in connection herewith (i) are within Borrower's powers; (ii) have been duly authorized, (iii) do not result in the breach of or constitute a default under any indenture, agreement, instrument or undertaking to which Borrower is a party or by which it or its property may be bound or affected, and (iv) are not in violation of law or regulation or of the terms of Borrower's organizational papers; (c) this Note and each other document or instrument executed and delivered in connection herewith are valid, binding and enforceable in accordance with their respective terms; (d) the proceeds of the Loans shall be used solely for general corporate purposes; provided, however, the Borrower shall not use any part of the proceeds of any Loan to purchase or carry any margin stock (other than its own stock) within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any margin stock; (e) the person or persons executing this Note, on behalf of Borrower are duly appointed officers or other representatives of Borrower with authority to execute and deliver this Note on behalf of Borrower; and (f) neither Borrower nor any director, officer, employee, agent, affiliate or representative of Borrower, is an individual or entity that is, or is owned or controlled by any individual or entity that is (1) currently the subject or target of any Sanction or (2) located, organized or resident in any country or territory to the extent that such country or territory itself is the subject of any Sanction.  For purposes of this paragraph, the term "Sanction" means any sanction administered or enforced by the United States government (including without limitation, the Office of Foreign Assets Control of the United States Department of Treasury), the United Nations Security Council, the European Union, Her Majesty's Treasury or other relevant sanctions authority.  The request of Borrower for a Loan and the receipt by Borrower of the proceeds thereof shall be deemed representation by Borrower that as of the date of such request and receipt all representations and warranties contained herein shall be true and correct and with the same force and effect as though such representations and warranties had been made on and as of the date of such receipt."

4.            Representations and Warranties.  When the Borrower signs this Amendment, the Borrower represents and warrants to the Lender that:  (a) this Amendment is within the Borrower's powers, has been duly authorized, does not conflict with any of the Borrower's organizational papers and is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, and (b) that the person or persons executing this Amendment on behalf of the Borrower are duly appointed officers or other representatives of the Borrower with authority to execute and deliver this Amendment on behalf of the Borrower.

5.            Conditions.  This Amendment will be effective when each of the following conditions shall have been satisfied, as determined by the Lender in its sole discretion and the Lender shall have accepted this Amendment (notice of which acceptance is hereby waived by the Borrower).

(a)	The Lender has received evidence that the execution, delivery and performance by the Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

(b)	This Amendment has been executed by the Borrower and the Lender.

6.            Effect of Amendment; References.

(a)
Except as expressly amended hereby, all of the terms and conditions of the Loan Documents shall remain unchanged and in full force and effect and the Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party as amended by this Amendment, without defense, right of set off or recoupment, claim or counterclaim of any kind or nature (and to the extent there exists any such defense, right of set off or recoupment, claim or counterclaim on the date hereof, the same is hereby forever released, discharged and waived by the Borrower).

(b)
This Amendment (i) is limited precisely as specified herein and does not constitute nor shall be deemed to constitute a modification, acceptance or waiver of any other provision of the Loan Documents, (ii) is not intended to be nor shall it be construed to create, a novation or an accord and satisfaction of any obligation or liability of the Borrower under the Loan Documents, and (iii) shall not prejudice or be deemed to prejudice any rights or remedies the Lender may now have or may in the future have under or in connection with the Loan Documents.

(c)	All references in any Loan Document to any other Loan Document amended hereby shall be deemed to be a reference to such Loan Document as amended by this Amendment.

7.            Miscellaneous.

(a)	This Amendment shall be governed by and construed in accordance with the laws of the state provided in the Loan Documents.

(b)
This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as a delivery of a manually executed counterpart thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized representatives on the date first written above

BANK OF AMERICA, N.A.
By:	/s/ David B. Jackson
Name:	David B. Jackson
Title:	Senior Vice President

HIBBETT SPORTS, INC.
By:	/s/ Scott Bowman
Name:	Scott Bowman
Title:	Senior Vice President and CFO

End of Exhibit 10.1